SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 16, 1996




                               EA Industries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                                   New Jersey
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)




         1-4680                                            21-0606484
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)




          185 Monmouth Parkway, West Long Branch, New Jersey 07764-9989
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (908) 229-1100
                          ------------------------------
                         (Registrant's telephone number)





                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other

         On December 16, 1996 the Board of Directors of the Company approved and declared a one-for-four reverse stock split of the shares of Common Stock of the Company to be effective as of the close of business on December 27, 1996 (the "Record Date"), such that each holder of record on the Record Date will be entitled to receive, as soon as practicable thereafter, one (1) share of no par value Common Stock of the Company for every four (4) shares of no par value Common Stock held by such persons on the Record Date.







                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      EA Industries, Inc.
                                      -------------------
                                      Registrant



                                      By: /s/ Irwin L. Gross
                                          ------------------------------------
                                          Irwin L. Gross
                                          Chairman of the Board


Date:  December 18, 1996





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